The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                                                   FILED PURSUANT TO RULE 497(a)
                                                            FILE NOS:  333-68666
                                                                       811-8004

                   SUBJECT TO COMPLETION, DATED JULY 31, 2002

                                                               ___________, 2002

PROSPECTUS

ABN AMRO ASSET MANAGEMENT (USA) LLC -- CHICAGO CAPITAL MANAGEMENT, INC. -- MONTAG & CALDWELL, INC. -- TAMRO CAPITAL PARTNERS LLC -- VEREDUS ASSET MANAGEMENT LLC

                                                                  ABN AMRO FUNDS

                                                  ABN AMRO EMERGING MARKETS FUND

                                                                  CLASS N SHARES


                                       The Securities and Exchange Commission
                                       has not approved or disapproved these or any mutual fund's shares or determined if this prospectus is accurate or complete. Any representation to the contrary is a crime.

Thank you for your interest in ABN AMRO Funds. Our diversified family of no-load funds offers you a variety of investment opportunities to help you meet financial goals such as retirement, homebuying or education funding. Please read this prospectus carefully and keep it for future reference.

For a list of terms with definitions that you may find helpful as you read this prospectus, please refer to the "Investment Terms" section.

Mutual fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the Federal Deposit Insurance Corporation (FDIC).

                                TABLE OF CONTENTS


                                                                              PAGE

 Fund Summary
          Investment Objectives, Principal Investment Strategies and Risks......2

Fund Expenses...................................................................4

Investment Terms................................................................5

More About the Fund.............................................................6
         Other Investment Strategies............................................6

Management of the Fund..........................................................7

Shareholder Information.........................................................9
         Opening An Account.....................................................9
         Exchanging Shares......................................................10
         Selling/Redeeming Shares...............................................11
         Transaction Policies...................................................14
         Account Policies And Dividends.........................................15
         Additional Investor Services...........................................16
         Distribution Plan 12b-1 Fees...........................................17
         Portfolio Transactions And Brokerage Commissions.......................17

Dividends, Distributions and Taxes..............................................17

Financial Highlights............................................................18

General Information....................................................Back Cover

EQUITY FUND: INTERNATIONAL

ABN AMRO EMERGING MARKETS FUND

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities of companies domiciled in emerging markets or companies which derive a substantial part of their income or profits from emerging markets. Under present conditions, the Fund expects to hold investments in Africa, Asia, Eastern and Mediterranean Europe, Latin America and the Middle East. The Fund's investments are spread among regions, countries, industries and companies. The country allocation is set considering changes in political and economic factors. In selecting companies for investment, a company's financial strength, competitive position, profitability, growth prospects and quality of management will typically be evaluated.

PRINCIPAL RISKS OF INVESTING IN THIS FUND

You could lose money by investing in the Fund.

MARKET RISK: The Fund's share price can move down over the short term in response to stock market conditions, changes in the economy or a particular company's stock price change. An individual stock may decline in value even when stocks in general are rising.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The following additional risks apply to the Fund.

FOREIGN SECURITIES RISK: The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets also may have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than U.S. traded securities.

         o CURRENCY RISK: The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. The Fund normally does not expect to hedge against the value of the U.S. dollar.

         o POLITICAL/ECONOMIC RISK: Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund.

         o REGULATORY RISK: In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those of U.S. companies.

EMERGING MARKETS RISK: Investing in emerging market countries is subject to a number of risks, including:

         o economic structures that are less diverse and mature than developed countries

         o        less stable political systems and less developed legal systems

         o        national policies that may restrict foreign investment

         o        wide fluctuations in the value of investments

         o        smaller securities markets making investments less liquid

         o        special custody arrangements

         o        delays in settling Fund transactions

GROWTH STOCK RISK: Growth investing involves buying stocks that have relatively high price-to-earnings ratios. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market moves. During periods of growth stock underperformance, the Fund's performance may suffer.

LIQUIDITY RISK: When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a low price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.

MANAGER RISK: The performance of the Fund is dependent upon the portfolio manager's skill in making appropriate investments. As a result, the Fund may underperform the stock market or its peers. Also, the Fund could fail to meet its investment objective.

FUND PERFORMANCE

The Fund commenced operations on ___________ __, 2002 and does not have any performance history. Performance information will be included in the Fund's first annual or semi-annual report. Performance for another fund managed by the Fund's portfolio manager is on page __.

                                  FUND EXPENSES

As an investor in the Fund, you pay certain indirect fees and expenses, which are described in the table below.

SHAREHOLDER FEES

As a benefit of investing with ABN AMRO Funds, you do not incur any sales loads or exchange fees. HOWEVER, A REDEMPTION FEE IS CHARGED IN SOME CASES.

     Redemption Fee                           2% Within 90 Days

If you redeem shares by wire, $20 will be deducted from the amount redeemed.

ANNUAL FUND OPERATING EXPENSES

Operating expenses are the normal costs of operating any mutual fund. These expenses are not charged directly to investors. They are paid from a fund's assets and are expressed as an expense ratio, which is a percentage of average net assets.

                   DISTRIBUTION                      TOTAL EXPENSE         FEE          NET EXPENSE
 MANAGEMENT FEES   (12B-1) FEES   OTHER EXPENSES(1)      RATIO           WAIVERS         RATIO(2)
      1.25%            0.25%            2.93%            4.43%           (2.48)%           1.95%

------------------

(1) "Other Expenses" are estimated for the current fiscal year since the Fund commenced operations on ______________, 2002.

(2) The table above reflects the Adviser's contractual undertakings to waive management fees and/or reimburse expenses exceeding the limits shown. The Adviser is contractually obligated to waive management fees or reimburse expenses at least through December 31, 2002 at the rates shown in the table.

EXAMPLE

This hypothetical example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of the period. The example assumes you reinvested all dividends and distributions, that the average annual return was 5% and that operating expenses remained the same. The example is for comparison purposes only and does not represent the Fund's actual or future expenses and returns.

                      1 YEAR           3 YEARS
                      ------           -------
                      $198             $1,116

                                INVESTMENT TERMS

The following is a list of terms with definitions that you may find helpful as you read this prospectus.

DEVELOPED MARKETS: Countries that are considered to have a high level of overall economic and securities market development as well as stable financial and political policies. Developed countries generally include the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries.

DIVERSIFICATION: The practice of investing in a broad range of securities to reduce risk.

EMERGING MARKETS: Countries whose economy and securities markets are considered by the World Bank to be emerging or developing. Emerging market countries may be located in such regions as Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

EQUITY SECURITIES: Ownership interests in corporations and other entities, such as: common stocks, preferred stocks, convertible securities, rights and warrants.

EXPENSE RATIO: A fund's cost of doing business, expressed as a percentage of its assets and disclosed in a prospectus.

GROWTH INVESTING: An investing approach that involves buying stocks of companies that are generally industry leaders with above-average, sustainable growth rates. Typically, growth stocks are the stocks of the fastest growing companies in the most rapidly growing sectors of the economy. Growth stock valuation levels (e.g., price-to-earnings ratio) will generally be higher than value stocks.

INVESTMENT OBJECTIVE: The goal that an investor and a mutual fund seek together. Examples include current income, long-term capital growth, etc.

ISSUER: The company that issues a security, such as a stock, bond or money market security.

MANAGEMENT FEE: The amount that a mutual fund pays to the investment adviser for its services.

MUTUAL FUND: An investment company that stands ready to buy back its shares at their current net asset value, which is the total market value of the fund's investment portfolio divided by the number of its shares outstanding. Most mutual funds continuously offer new shares to investors.

NET ASSET VALUE (NAV): The per share value of a mutual fund, found by subtracting the fund's liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once a day.

NO-LOAD FUND: A mutual fund whose shares are sold without a sales charge and without a 12b-1 fee of more than 0.25% per year.

RISK/REWARD TRADE-OFF: The principle that an investment must offer higher potential returns as compensation for the likelihood of increased volatility.

TOTAL RETURN: A measure of a fund's performance that encompasses all elements of return: dividends, capital gains distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming investment of dividends and capital gains distributions, expressed as a percentage of the initial investment.

12B-1 FEE: A mutual fund fee, named for the SEC rule that permits it, used to pay for distribution costs, such as advertising and commissions paid to dealers. If a fund has a 12b-1 fee, it is found in the fee table of its prospectus.

                               MORE ABOUT THE FUND


OTHER INVESTMENT STRATEGIES

In addition to the principal investment strategies described in the Fund Summary, there may be times when the Fund uses secondary investment strategies in seeking to achieve its investment objective. These strategies may involve additional risks.

ADRS/EDRS/GDRS

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held by banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, European Depositary Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent and Global Depositary Receipts (GDRs), which are issued globally and evidence a similar ownership arrangement. The Fund has no intention of investing in unsponsored ADRs, EDRs or GDRs.

Although ADRs, EDRs and GDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, the Fund may avoid currency risks during the settlement period for purchases or sales by investing in ADRs, EDRs or GDRs rather than directly in securities of foreign issuers. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, in which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

CONVERTIBLE SECURITIES

Convertible securities are fixed income or equity securities that pay interest or dividends and that may be exchanged on certain terms into common stock of the same corporation.

Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. There is the risk that the issuer or the security will not be able to make principal and/or interest payments as well as the holder of the security to not take advantage of the convertible features in the appropriate time frame.

DEFENSIVE STRATEGY

There may be times when the Fund takes temporary positions that may not achieve its investment objective or follow its principal investment strategies for defensive reasons. This includes investing all or a portion of its total assets in cash or cash equivalents, such as money market securities and repurchase agreements. Although the Fund would do this in seeking to avoid losses, following a defensive strategy could reduce the benefit from any market upswings.

PREFERRED STOCKS

Preferred stocks are stocks that pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets, but are subordinate to the claims of all creditors.

RULE 144A SECURITIES

Rule 144A securities are restricted securities that can be sold to qualified institutional buyers under the Securities Act of 1933. Investing in Rule 144A securities may increase the illiquidity of the Fund's investments in the event that an adequate trading market does not exist for these securities.

WARRANTS

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

More information about the risks associated with investing in the Fund can also be found in the Statement of Additional Information (SAI).

                             MANAGEMENT OF THE FUND



ABN AMRO ASSET MANAGEMENT (USA) LLC

ABN AMRO Asset Management (USA) LLC is the Adviser to the Fund. As of March 31, 2002, ABN AMRO Asset Management (USA) LLC managed approximately $8.4 billion in assets, consisting of accounts for corporations, unions, governments, insurance companies, charitable organizations and investment companies. ABN AMRO Asset Management, located at 161 North Clark Street Chicago, Illinois 60601, is an indirect and wholly-owned subsidiary of ABN AMRO Bank N.V. and an affiliate of the Fund's Administrator. The Fund pays ABN AMRO Asset Management an annual management fee of 1.25% of its average daily net assets.

PORTFOLIO MANAGER

Joseph Van den Heuvel has been Portfolio Manager of the Fund since inception. Mr. Van den Heuvel has been associated with the Adviser and/or its affiliates since 1993. Since 1997, Mr. Van den Heuvel has been part of the Emerging Markets Investment Committee. Mr. Van den Heuvel holds an Honors Co-operative Bachelor of Mathematics, with a major in Computer Science from the University of Waterloo and a M.B.A. from Queen's University.

RELATED PERFORMANCE

Set forth below is historical performance data for the ABN AMRO Global Emerging Markets Fund (the "Luxembourg Fund"), an offshore fund registered in Luxembourg and managed by ABN AMRO Asset Management (Netherlands) ("AAAM (Netherlands)"), a division of ABN AMRO N.V. Bank and an affiliate of the Adviser. Joseph Van den Heuval will serve as portfolio manager of the Fund, subject to the supervision of the Adviser. The Luxembourg Fund is also managed by Mr. Van den Heuval and has substantially similar investment objective and policies as those of the Fund. Of course, past performance is not predictive of future results.

Returns include all dividends, interest, realized and unrealized gains and losses. The performance information is presented net of fees. Fees and expenses of the Fund differ from those of the Luxembourg Fund and are discussed above under "Fund Expenses."

The Luxembourg Fund is regulated and sold outside the United States. Because the Luxembourg Fund is not a registered investment company under the Investment Company Act of 1940 (the "1940 Act"), it has not been subject to the restrictions and investment limitations imposed by the 1940 Act and the Internal Revenue Code of 1986 (including for example, diversification and liquidity requirements and restrictions on transactions with affiliates). The performance of the Luxembourg Fund may have been different had it been subject to regulation as an investment company under U.S. federal laws. Results may also differ depending on the country registrations or permits sought by the Fund to enable the Fund to make investments in certain emerging markets. If permits are not obtained prior to inception or are deemed not warranted based on factors such as fund size, investments in certain countries will not be permitted or will be limited to available ADRs or GDRs.

The Luxembourg Fund's performance is compared to the Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index (the "Index"), an unmanaged index of a sample of companies representative of the stock market structure of 27 emerging market countries. The Index includes the reinvestment of all dividends. MSCI Free indices reflect investable opportunities for global investing by taking into account local market restrictions on shares owned by foreigners (including for example, exclusions or limits on investments in certain share classes and capital repatriation requirements).

The Luxembourg Fund's base currency is the US dollar and both the Luxembourg Fund and Index results are expressed in US dollars and are net of broker commissions, expenses related to trading and foreign withholding taxes on dividends, interest and capital gains. For withholding purposes the Luxembourg Fund and the Index are Luxembourg based; the Fund is US based for withholding purposes.

       AVERAGE ANNUAL TOTAL RETURN (for the periods ended April 30, 2002)

                                                                           1 Year           3 Years       Inception*
                                                                           ------           -------       ----------
ABN AMRO Global Emerging Markets Fund............................            9.7%            10.9%          -2.1%
MSCI Emerging Markets Free Index.................................           10.0%            -0.1%          -6.9%

_______________
*The Luxembourg Fund's inception was July 11, 1997

                             SHAREHOLDER INFORMATION


OPENING AN ACCOUNT

         -        Read this prospectus carefully.

         - Determine how much you want to invest. The minimum initial investments for the Fund are as follows:

                  o        Regular accounts: $2,500

                  o        Individual Retirement Accounts (IRAs): $500

                  o Uniform Gift to Minor Accounts/Uniform Transfer to Minor Accounts (UGMA/UTMA) (custodial accounts for minors): $500

                  o Automatic Investment Plan (any type of account): We waive the initial investment minimum to open an account and the monthly investment minimum is $50.

         - Complete the account application and carefully follow the instructions. If you have any questions, please call 800 992-8151. Remember to complete the "Purchase, Exchange and Redemption Authorization" section of the account application to establish your account privileges. You can avoid the delay and inconvenience of having to request these in writing at a later date.

         - Make your initial investment using the following table as a guideline.

         -        All account openings must be in "good order."

BUY, EXCHANGE AND SELL REQUESTS ARE IN "GOOD ORDER" WHEN

         -        The account number and Fund name are included

         - The amount of the transaction is specified in dollars or shares

         - Signatures of all owners appear exactly as they are registered on the account

         - Any required medallion signature guarantees (if applicable) are included

         - Other supporting legal documents (as necessary) are present, including such requirements for written requests as described on page _____.

BUYING SHARES                            TO OPEN AN ACCOUNT                       TO ADD TO AN ACCOUNT ($50 MINIMUM)
-------------                            ------------------                       ----------------------------------

BY MAIL                                  o  Complete and sign your application.   o  Return the investment slip from a
                                                                                     statement with your check in the
                                                                                     envelope provided and mail to us at
                                                                                     the address at the left.

ABN AMRO FUNDS                           o  Make your check payable to ABN        o  We accept checks, bank drafts,
P.O. BOX 9765                               AMRO Funds and mail to us at the         money orders and wires and ACH for
PROVIDENCE, RI 02940                        address at the left.                     purchases (see "Other Features" on
                                                                                     p. __). Checks must be drawn on
                                                                                     U.S. banks. There is a $20 charge
                                                                                     for returned checks.


                                        9


BUYING SHARES                            TO OPEN AN ACCOUNT                       TO ADD TO AN ACCOUNT ($50 MINIMUM)
-------------                            ------------------                       ----------------------------------
                                         o We accept checks, bank drafts and      o  Give the following wire/ACH
                                           money orders for purchases. Checks        information to your bank: Boston
                                           must be drawn on U.S. banks to            Safe Deposit & Trust ABA #01-10-
                                           avoid any fees or delays in               01234 For: ABN AMRO Funds A/C
                                           processing your check.                    140414 FBO "ABN AMRO Fund
                                                                                     Number," "Your Account Number"
                                                                                     include your name, account number,
                                                                                     taxpayer identification number or
                                                                                     social security number, address and
                                                                                     the Fund you wish to purchase in the
                                                                                     wiring instructions.

                                         o  We do not accept third party checks,  o  We do not accept third party checks,
                                            which are checks made payable to         which are checks made payable to
                                            someone other than ABN AMRO Funds.       someone other than ABN AMRO Funds.

BY PHONE                                 o  Obtain a fund number and account by   o  Verify that your bank or credit union is
                                            calling ABN AMRO Funds at the            a member of the ACH.
800 992-8151                                number at the left.

                                         o  Instruct your bank (who may charge a  o  You should complete the "Bank
                                            fee) to wire or ACH the amount of        Account Information" section on your
                                            your investment.                         account application.

                                         o  Give the following wire/ACH           o  When you are ready to add to your
                                            information to your bank: Boston         account, call ABN AMRO Funds and
                                            Safe Deposit & Trust ABA #01-10-         tell the representative the Fund
                                            01234 For: ABN AMRO Funds A/C            name, account number, the name(s)
                                            140414 FBO "ABN AMRO Fund                in which the account is registered and
                                            Number," "Your Account Number"           the amount of your investment.


                                         o  Return your completed and signed      o  Instruct your bank (who may charge a
                                            application to:  ABN AMRO Funds          fee) to wire or ACH the amount of
                                            P.O. Box 9765 Providence, RI 02940       your investment.

                                                                                  o  Give the following wire/ACH
                                                                                     information to your bank: Boston
                                                                                     Safe Deposit & Trust ABA #01-10-
                                                                                     01234 For: ABN AMRO Funds A/C
                                                                                     140414 FBO "ABN AMRO Fund
                                                                                     Number," "Your Account Number"

BY INTERNET                              o  Download the appropriate account      o  Verify that your bank or credit union is
                                            application(s) from our Web site.        a member of the ACH.


WWW.ABNAMROFUNDS.COM                     o  Complete and sign the application(s). o  Complete the "Purchase, Exchange
                                            Make your check payable to ABN           and Redemption Authorization"
                                            AMRO Funds and mail it to the            section of your account application.
                                            address under "By Mail" above.

                                                                                  o  Obtain a Personal Identification
                                                                                     Number (PIN) from ABN AMRO
                                                                                     Funds for use on ABN AMRO Funds'
                                                                                     Web site if you have not already done
                                                                                     so. To obtain a PIN,please call 800
                                                                                     992-8151.

                                                                                  o  When you are ready to add to your
                                                                                     account, access your account
                                                                                     through ABN AMRO Funds' Web site
                                                                                     and enter your purchase instructions
                                                                                     in the highly secure area for
                                                                                     shareholders only called "Account
                                                                                     Access."


EXCHANGING SHARES

After you have opened an account with us, you can exchange your shares within ABN AMRO Funds to meet your changing investment goals or other needs. This privilege is not designed for frequent trading and may be difficult to implement in times of drastic market changes.

You can exchange shares from one ABN AMRO Fund to another within the same class of shares. All exchanges to open new accounts must meet the minimum initial investment requirements. Exchanges may be made by mail, through the Internet or by phone at 800 992-8151 if you chose this option when you opened your account. For tax purposes, each exchange is treated as a sale and a new purchase.

HOW DOES AN EXCHANGE TAKE PLACE?

When you exchange your shares, you authorize the sale of your shares in one Fund to purchase shares of another Fund. In other words, you are requesting a sale and then a purchase. The sale of your shares may be a taxable event for you.

ABN AMRO Funds reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders. All exchange requests must be in "good order."

SELLING/REDEEMING SHARES

Once you have opened an account with us, you can sell your shares to meet your changing investment goals or other needs. All redemption requests must be in "good order." The following table shows guidelines for selling shares.

SELLING SHARES                           DESIGNED FOR...                          TO SELL SOME OR ALL OF YOUR SHARES
--------------                           ---------------                          ----------------------------------

BY MAIL                                  o  Accounts of any type                  o Write and sign a letter of instruction
                                                                                    indicating the Fund name, fund
                                                                                    number, your account number, the
                                                                                    name(s) in which the account is
                                                                                    registered and the dollar value or
                                                                                    number of shares you wish to sell.

ABN AMRO FUNDS                           o  Sales or redemptions of any size      o Include all signatures and any
P.O. BOX 9765                                                                       additional documents that may be
PROVIDENCE, RI 02940                                                                required.  (See "Selling Shares in
                                                                                    Writing" on page __).

                                                                                  o Mail to us at the address at the left.

                                                                                  o A check will be mailed to the name(s)
                                                                                    and address in which the account is
                                                                                    registered. If you would like the check
                                                                                    mailed to a different address, you must
                                                                                    write a letter of instruction and have it
                                                                                    medallion signature guaranteed.

                                                                                  o Proceeds may also be sent by wire or
                                                                                    ACH (see "Other Features" on
                                                                                    page __).

BY PHONE                                 o  Non-retirement accounts               o For automated service 24 hours a day
                                                                                    using your touch-tone phone, call 800
                                                                                    992-8151.

800 992-8151                             o  Sales of up to $50,000 (for accounts  o To place your request with a
                                            with telephone account privileges)      Shareholder Service Representative,
                                                                                    call between 9 am and 7 pm ET,
                                                                                    Monday-Friday.

                                                                                  o A check will be mailed to the name(s)
                                                                                    and address in which the account is
                                                                                    registered. If you would like the check
                                                                                    mailed to a different address, you must
                                                                                    write a letter of instruction and have it
                                                                                    medallion signature guaranteed.

                                                                                  o Proceeds may also be sent by wire or
                                                                                    ACH (see "Other Features" on
                                                                                    page __).

                                                                                  o ABN AMRO Funds reserves the right
                                                                                    to refuse any telephone sales request


SELLING SHARES                           DESIGNED FOR...                          TO SELL SOME OR ALL OF YOUR SHARES
--------------                           ---------------                          ----------------------------------

                                                                                    and may modify the procedures at any
                                                                                    time. ABN AMRO Funds makes
                                                                                    reasonable attempts to verify that
                                                                                    telephone instructions are genuine, but
                                                                                    you are responsible for any loss that
                                                                                    you may bear from telephone
                                                                                    requests.

BY INTERNET                              o  Non-retirement accounts               o Complete the "Purchase, Exchange
                                                                                    and Redemption Authorization" section
                                                                                    of your account application.

WWW.ABNAMROFUNDS.COM                                                              o Obtain a Personal Identification
                                                                                    Number (PIN) from ABN AMRO Funds
                                                                                    (800 992-8151) for use on ABN AMRO
                                                                                    Funds' Web site if you have not
                                                                                    already done so.

                                                                                  o When you are ready to redeem a
                                                                                    portion of your account, access your
                                                                                    account through ABN AMRO Funds'
                                                                                    Web site and enter your redemption
                                                                                    instructions in the highly secure area
                                                                                    for shareholders only called "Account
                                                                                    Access". A check for the proceeds will
                                                                                    be mailed to you at the address of
                                                                                    record.

                                                                                  o Proceeds may also be sent by wire or
                                                                                    ACH (see "Other Features" on
                                                                                    page __.)

SELLING SHARES IN WRITING

In certain circumstances, you must make your request to sell shares in writing. You may need to include a medallion signature guarantee (which protects you against fraudulent orders) and additional items with your request, as shown in the table below. We require medallion signature guarantees if:

         -        your address of record has changed within the past 30 days

         -        you are selling more than $50,000 worth of shares

         - you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s) or other than wire or ACH sent to the bank account of the registered owner.

WHAT IS A MEDALLION SIGNATURE GUARANTEE?

Medallion signature guarantees help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a medallion signature guarantee on written redemption requests for more than $50,000.

A medallion signature guarantee verifies the authenticity of your signature and may be obtained from a domestic bank or trust company, broker, dealer, clearing agencies, savings associations or other financial institution which is participating in a Medallion Program recognized by the Securities Transfer Association.

The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A MEDALLION SIGNATURE GUARANTEE.

SELLER                                   REQUIREMENTS FOR WRITTEN REQUESTS
------                                   ---------------------------------

Owners of individual, joint, sole        o Letter of instruction
proprietorship, UGMA/UTMA, or            o On the letter, the signatures and titles of all persons
general partner accounts                   authorized to sign for the account, exactly as the account is registered
                                         o Medallion signature guarantee, if applicable (see above)

Owners of corporate or association       o Letter of instruction
accounts                                 o Corporate resolution certified within the past 12 months
                                         o On the letter, the signatures and titles of all persons
                                           authorized to sign for the account, exactly as the account is registered
                                         o Medallion signature guarantee, if applicable (see above)

Owners or trustees of trust accounts     o Letter of instruction
                                         o On the letter, the signature of the trustee(s)
                                         o If the names of all trustees are not registered on the
                                           account, a copy of the trust document certified within the past 12 months
                                         o Medallion signature guarantee, if applicable (see above)

Joint tenancy shareholders whose co-     o Letter of instruction signed by the surviving tenant
tenants are deceased                     o Copy of death certificate
                                         o Medallion signature guarantee, if applicable (see above)

Executors of shareholder estates         o Letter of instruction signed by executor
                                         o Copy of order appointing executor
                                         o Medallion signature guarantee, if applicable (see above)

Administrators, conservators,            o Call 800 992-8151 for instructions
guardians and other sellers or account
types not listed above

IRA accounts                             o IRA distribution request form completed and signed. Call
                                           800 992-8151 for a form.


OTHER FEATURES

The following other features are also available to buy and sell shares of the Fund.

WIRE.  To purchase and sell shares via the Federal Reserve Wire System:

         - You must authorize ABN AMRO Funds to honor wire instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

         - To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption process deposited.

         - Please remember that if you request redemptions by wire, $20 will be deducted from the amount redeemed. Your bank also may charge a fee.

AUTOMATED CLEARING HOUSE (ACH). To transfer money between your bank account and your ABN AMRO Funds account(s):

         - You must authorize ABN AMRO Funds to honor ACH instructions before using this feature. Complete the appropriate section on the application when opening your account or call 800 992-8151 to add the feature after your account is opened. Call 800 992-8151 before your first use to verify that this feature is set up on your account.

         - Most transfers are complete within three business days of your call.

         - There is no fee to your account for this transaction and generally, no fee from your bank.

REDEMPTIONS IN KIND

The Fund has elected, under Rule 18f-1 to the Investment Company Act of 1940, as amended, to pay sales proceeds in cash up to $250,000 or 1% of the Fund's total value during any 90-day period for any one shareholder, whichever is less.

Larger redemptions may be detrimental to existing shareholders. While we intend to pay all sales proceeds in cash, we reserve the right to make higher payments to you in the form of certain marketable securities of the Fund. This is called a "redemption in kind." You may need to pay certain sales charges related to a redemption in kind, such as brokerage commissions, when you sell the securities.

INVOLUNTARY REDEMPTIONS

To reduce expenses, we may sell your shares and close your nonretirement account if the value of your account falls below the applicable minimum due to redemptions. We will give you 30 days' notice before we sell your shares. This gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account.

TRANSACTION POLICIES

CALCULATING SHARE PRICE

When you buy, exchange or sell shares, the net asset value (NAV) next determined is used to price your purchase or sale. The NAV for each Fund is determined each business day at the close of the regular version on the New York Stock Exchange
(NYSE) (typically 4 p.m. Eastern Time (ET)) by dividing a class's net assets by the number of its shares outstanding. Currently the Fund observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, market quotes are used to price securities. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser and in accordance with guidelines adopted by the Board of Trustees.

Quotations of foreign securities denominated in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser and in accordance with guidelines adopted by the Board of Trustees.

EXECUTION OF REQUESTS

The Fund is open on each business day that the NYSE is open for trading. The NYSE is not open on weekends or national holidays. Buy, exchange and sell requests are executed at the NAV next calculated after ABN AMRO Funds or an authorized broker or designee receives your mail, telephone or Internet request in proper form. Requests must be received by 4:00 p.m. ET. On days when the Federal Reserve Cash Settlement System closes earlier than normal, these times may be accelerated. Sales proceeds are normally sent the next business day, but are always sent within seven days of receipt of a request in proper form. Brokers and their authorized designees are responsible for forwarding purchase orders and redemption requests to the Fund.

Shares of ABN AMRO Funds can also be purchased through broker-dealers, banks and trust departments that may charge you a transaction or other fee for their services. These fees are not charged if you purchase shares directly from ABN AMRO Funds.

ABN AMRO Funds reserves the right to:

         -        reject any purchase order

         -        suspend the offering of fund shares

         - change the initial and additional investment minimums or waive these minimums for any investor

         - delay sending you your sales proceeds for up to 15 days if you purchased shares by check. A minimum $20 charge will be assessed if any check used to purchase shares is returned.

SHORT-TERM TRADING

The Fund is not designed for frequent trading and certain purchase or exchange requests may be difficult to implement in times of drastic market changes. The Fund reserves the right to refuse any purchase or exchange order that could adversely affect the Fund or its operations. The Fund also reserves the right to limit, impose charges upon, terminate or otherwise modify the exchange privilege by sending written notice to shareholders.

REDEMPTION FEES

The Fund in this prospectus can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment programs and create significant additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a 2% fee on redemptions (including exchanges) of Fund shares held for less than 90 days.

Redemption fees are paid to the Fund to help offset transaction costs and to protect the Fund's long-term shareholders. The Fund will use the "first-in, first-out" (FIFO) method to determine the 90-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 90 days, the fee will be charged. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains).

Omnibus or similar accounts of certain pre-approved broker-dealers, banks and other institutions will not incur redemption fees at the account level. These accounts have multiple underlying shareholders who may be charged the redemption fee by the broker-dealer, bank or other institution. Certain pre-approved profit-sharing, pension and 401(k) plans are exempt from the redemption fee.

ACCOUNT POLICIES AND DIVIDENDS

ACCOUNT STATEMENTS

In general, you will receive quarterly account statements. In addition, you will also receive account statements:

         - after every transaction that affects your account balance (except for dividend reinvestments, automatic investment plans or systematic withdrawal plans)

         -        after any change of name or address of the registered owner(s)

MAILINGS TO SHAREHOLDERS

To help reduce fund expenses and environmental waste, ABN AMRO Funds combines mailings for multiple accounts going to a single household by delivering fund reports (annual and semi-annual reports, prospectuses, etc.) in a single envelope. If you do not want us to consolidate your fund mailings and would prefer to receive separate mailings with multiple copies of fund reports, please call one of our Shareholder Service Representatives at 800 992-8151.

DIVIDENDS

Dividends will be declared and paid annually. Capital gains will be distributed at least once a year, in December.

DISTRIBUTIONS

The Fund distributes income dividends and capital gains. Income dividends represent the earnings from the Fund's investments; capital gains occur when the Fund sells a portfolio security for more than the original purchase price.

DIVIDEND REINVESTMENTS

Many investors have their dividends reinvested in additional shares of the Fund. If you choose this option, or if you do not indicate a choice, your dividends will be automatically reinvested on the dividend payable date. You can also choose to have a check for your dividends mailed to you by choosing this option on your account application.

ADDITIONAL INVESTOR SERVICES

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan allows you to set up a regular transfer of funds from your bank account to the Fund. You determine the amount of your investment, and you can terminate the program at any time. To take advantage of this feature:

         -        complete the appropriate sections of the account application

         - if you are using the Automatic Investment Plan to open an account, make a check ($50 minimum) payable to "ABN AMRO Funds." Mail your check and application to ABN AMRO Funds, P.O. 9765, Providence, RI 02940.

ABN AMRO FUNDS WEB SITE

ABN AMRO Funds maintains a Web site located at http://www.abnamrofunds.com. You can purchase, exchange and redeem shares, and access information such as your account balance and the Fund's NAV through our Web site. In order to engage in shareholder transactions on our Web site, you must obtain a Personal Identification Number (PIN) by calling us at 800 992-8151. One of our Shareholder Service Representatives will ask a series of questions to verify your identity and assign a temporary PIN that will allow you to log onto Account Access on our site. You will be prompted to change the temporary PIN to a new PIN, which will be known only to you, and then you may access your account information. You may also need to have bank account information, wire instructions, Automated Clearing House (ACH) instructions or other options established on your account.

ABN AMRO Funds has procedures in place to try to prevent unauthorized access to your account information. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions on our Web site when procedures designed for engaging in such transactions are followed.

SYSTEMATIC WITHDRAWAL PLAN

This plan may be used for periodic withdrawals (at least $50 by check or ACH) from your account. To take advantage of this feature:

         -        you must have at least $50,000 in your account

         - determine the schedule: monthly, quarterly, semi-annually or annually

         - call 800 992-8151 to add a systematic withdrawal plan to your account

RETIREMENT PLANS

ABN AMRO Funds offers a range of retirement plans, including Traditional, Roth and Education IRAs, SIMPLE IRAs, SEP IRAs, 401(k) plans, money purchase pension and profit-sharing plans. Using these plans, you can invest in the Fund with a low minimum investment of $500. The annual maintenance fee for IRAs is $15 per account (not to exceed $30), but it is waived if you have $35,000 or more in assets. The fee is assessed every December for the current calendar year. To find out more, call ABN AMRO Funds at 800 992-8151.

DISTRIBUTION PLAN 12B-1 FEES

To pay for the cost of promoting the Fund and servicing your shareholder account, the Fund has adopted a Rule 12b-1 distribution plan. Under this plan, an annual fee of no more than 0.25% is paid out of the Fund's average daily net assets to reimburse the distributor for certain expenses associated with the distribution of Fund shares and for services provided to shareholders. Over time, these fees may increase the cost of your investment and may cost more than paying other types of sales charges.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

ABN AMRO Funds attempts to obtain the best possible price and most favorable execution of transactions in its portfolio securities. Under policies established by the Board of Trustees, there may be times when ABN AMRO Funds may pay one broker-dealer a commission that is greater than the amount that another broker-dealer may charge for the same transaction. The Adviser generally determines in good faith if the commission paid was reasonable in relation to the brokerage or research services provided by the broker-dealer. In selecting and monitoring broker-dealers and negotiating commissions, ABN AMRO Funds considers a broker-dealer's reliability, availability of research, the quality of its execution services and its financial condition. In executing portfolio transactions, preference may be given to brokers who have sold shares of the Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Certain tax considerations may apply to your investment in ABN AMRO Funds. If you have any tax-related questions relating to your own investments, please consult your tax adviser. Further information regarding the tax consequences of investing in the Fund is included in the Statement of Additional Information.

TAXES

Distributions you receive from the Fund may be taxable whether or not you reinvest them.

         - The Fund pays dividends and distributes capital gains at different intervals. A dividend is a payment of net investment income to investors who hold shares in a mutual fund. A distribution is the payment of income and/or capital gain from a mutual fund's earnings. All dividends and distributions are automatically reinvested at NAV unless you choose to receive them in a cash payment. You can change your payment options at any time by writing to us.

         - The tax treatment of dividends and distributions is the same whether you reinvest the distributions or elect to receive them in cash. You will receive a statement with the tax status of your dividends and distributions for the prior year by January 31.

         - Distributions of any net investment income are taxable to you as ordinary income.

         - Distributions of net long-term capital gain (net long-term capital gain less any net short-term capital loss) are taxable as long-term capital gain regardless of how long you may have held shares of the Fund. In contrast, distributions of net short-term capital gain (net short-term capital gain less any long-term capital loss) are taxable as ordinary income regardless of how long you may have held shares of the Fund.

         - When you sell or exchange shares in a non-retirement account, it is considered a current year taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

         - If you do not provide ABN AMRO Funds with the complete and current taxpayer identification information and required certification, you may be subject to backup withholding tax.

                              FINANCIAL HIGHLIGHTS

The Fund commenced operations on ___________ __, 2002 and does not have any operating history. Information will be included in the Fund's first annual or semi-annual report.

                               GENERAL INFORMATION

If you wish to know more about ABN AMRO Funds, you will find additional information in the following documents.

SHAREHOLDER REPORTS

You will receive semi-annual reports dated April 30 and annual reports, audited by independent auditors, dated October 31. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, which is incorporated in this prospectus by reference and dated [    ],
2002, is available to you without charge and can be mailed to you upon request. It contains more detailed information about the Fund.

HOW TO OBTAIN REPORTS

CONTACTING ABN AMRO FUNDS

You can get free copies of the reports and SAI, request other information and discuss your questions about the Fund by contacting:

Address:             ABN AMRO Funds
                     P.O. Box 9765
                     Providence, RI 02940

Phone:               Shareholder Services & Fund Literature         800 992-8151
                     Investment Advisor Services                    800 597-9704

Web sites:           www.abnamrofunds.com
                     --------------------
                     www.advisor.abnamrofunds.com

OBTAINING INFORMATION FROM THE SEC

You can visit the EDGAR Database on the SEC's Web site at http://www.sec.gov to view the SAI and other information. You can also view and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. To find out more about the Public Reference Room, you can call the SEC at 202 942-8090.

Also, you can obtain copies of this information by sending your request and duplication fee to the SEC's Public Reference Room, Washington D.C. 20549-0102 or by e-mailing the SEC at publicinfo@sec.gov.




Investment Company Act File Number:  811-8004                       ABN-N-INT-03